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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)   December 11, 1998
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                             ST. JOHN KNITS, INC.
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            (Exact name of registrant as specified in its charter)


              California                 1-11752          95-2245070
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      (State or other jurisdiction      Commission     (IRS Employer
            of incorporation)           File Number)     Identification No.)

           17422 Derian Avenue, Irvine, California     92614
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           (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code   (949) 863-1171
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                                Not Applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS
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         A copy of the press release issued by St. John Knits, Inc., a
California corporation (the "Company"), on December 11, 1998 is filed as Exhibit
99.1 to this Current Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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99.1     Press Release issued by the Company on December 11, 1998.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 11, 1998

                         ST. JOHN KNITS, INC.



                         By:        /s/ Roger G. Ruppert
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                         Name:      Roger G. Ruppert
                         Title:     Senior Vice President - Finance,
                                    Chief Financial Officer

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                                 EXHIBIT INDEX
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Exhibit
   No.         Description of Exhibit
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99.1           Press Release issued by the Company on December 11, 1998

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